EXHIBIT 10.1

                            SHARE PURCHASE AGREEMENT

This Share Purchase Agreement ("Agreement"), dated as of May 28, 2008, among, Kingsley Capital, Inc., J View III LLC and J View II Limited Partnership (the "Sellers"), and NPI08, Inc. ("NPI"), and Infinity Capital Group, Inc. a Maryland Corporation (the "Buyer").


                              W I T N E S S E T H:


     A. WHEREAS, NPI is a corporation duly organized under the laws of the State of Delaware.

     B. WHEREAS, the Sellers own 82,811,680 shares of common stock of NPI (pre-reverse split) in the aggregate.

     C. WHEREAS, Buyer wishes to purchase an aggregate of 82,811,680 common shares of common stock (pre reverse split), from the Sellers (collectively, the "Purchase Shares"), and the Sellers desire to sell the Purchase Shares to Buyer free and clear of liens and encumbrances for a price of $122,000 and issuance of 40,000 common shares of Infinity Capital Group, Inc.

     D. NPI is joining in this agreement to provide certain covenants warranties and representations, and to agree to sell 5,375,843 common shares (new issue/post reverse split 1 for 100) to buyer for $3,000.

     E. Purchaser has agreed to pay certain legal fees for this transaction as specified in 6.9 & 9.9.

NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                THE CONSIDERATION

1.1 Subject to the conditions set forth herein, Sellers shall sell to Buyer and Buyer shall purchase an aggregate of 82,811,680 (pre reverse split) shares of common stock of NPI from Sellers. The purchase price for the shares to be paid by Buyer to Sellers is $122,000 and issuance of 40,000 common shares of Infinity Capital Group, Inc. which equal $25,000 in value (the "Collectively Consideration") to Sellers. The allocation of purchase price shall be $64,000 to Kingsley Capital and balance to J View III and J View II as they decide. The common stock of Infinity shall be allocated 40,000 shares to Kingsley Capital, Inc.,and none to J View II and J View III to which they agree.

1.2 In addition, NPI agrees to sell to buyer 5,375,843 common shares, new issue, (post reverse split 1 for 100) for the purchase price of $3,000.

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                                   ARTICLE II

                        CLOSING AND CONVEYANCE OF SHARES

2.1 The Purchase Shares shall be conveyed by Sellers to Buyer with duly executed stock powers by depositing with escrow agent Michael A. Littman for delivery to buyer, upon receipt of the Consideration by Sellers, and satisfaction of a) the conditions precedent in Article VI, and b) procedures in Article 5. The new shares being subscribed for herein shall be issued by NPI and delivered to escrow agent for delivery to buyer upon receipt of subscription consideration.

2.2 Closing hereunder shall be completed by delivery in escrow to Michael A. Littman, of the requisite closing documents, consideration and share certificates on or before June 18, 2008 at 5:00 p.m. PST ("Closing Date") subject to satisfaction of the terms and conditions set forth herein and the wire transfer of the cash payments required herein, on or before such date. Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

                                  ARTICLE III

     REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS AND NPI AS TO NPI

Sellers and NPI each hereby, represents, warrants and covenants to Buyer as follows:

3.1 NPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of NPI, are complete and accurate, and the minute books of NPI, copies of which have also been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of NPI.

3.2 (a)The authorized capital stock of NPI consists of 200,000,000 shares of common stock and 10,000,000 shares of Preferred Stock of which 500,000 Class A Preferred Shares are issued and outstanding. There are 165,539,741 shares of Common Stock of NPI issued and outstanding. All such shares of capital stock of NPI are validly issued, fully paid, non-assessable and free of preemptive rights. NPI has outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of NPI, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any

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     capital  stock or other equity  securities of NPI as shown on Schedule 3.2.
     All of the outstanding shares of capital stock of NPI have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights. None of such issued and outstanding shares is the subject of any voting trust agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

     (b) The Sellers owns the Purchase Shares that they are conveying pursuant to this Agreement beneficially and of record, free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. Sellers have full right and authority to transfer such Purchase Shares pursuant to the terms of this Agreement.

3.3 NPI does not own nor has it owned, in the last five years, any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation (other than the subsidiary CPIN07, Inc. referred to herein), limited liability company or other entity and there are no obligations of NPI to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Sellers and NPI and is a valid and binding agreement and obligation of NPI and Sellers enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Sellers and NPI have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Sellers or NPI will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of NPI, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which NPI or Sellers are a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over NPI or Sellers, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of NPI pursuant to the terms of any agreement or instrument to which NPI is a party or by which NPI may be bound or to which any of NPI property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by NPI or Sellers.

3.6 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to NPI or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which NPI is a party or by which NPI or its assets, properties, business or capital stock are bound.

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3.7 NPI has  accurately  prepared  and  filed all  federal,  state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of NPI for all current taxes and other charges to which NPI is subject and which are not currently due and payable. None of the Federal income tax returns of NPI have been audited by the Internal Revenue Service or other foreign governmental tax agency. NPI has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against NPI for any period, nor of any basis for any such assessment, adjustment or contingency.

3.8 NPI has delivered to Buyer unaudited financial statements dated May 15, 2008. All such statements, herein sometimes called "NPI Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of NPI for the periods indicated. All financial statements of NPI have been prepared in accordance with generally accepted accounting principles.

3.9 As of the date hereof, NPI, represents and warrants that all outstanding indebtedness of NPI is as shown on the financial statements (except for legal and accounting services related to this transaction) and all such scheduled indebtedness, if any, which will be the sole responsibility of the Sellers and shall be paid by the Sellers at the Closing hereunder.

3.10 Since the dates of the NPI Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of NPI. NPI does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

3.11 NPI is not a party to any contract performable in the future, except as shown on Schedule 3.11.

3.12 The representations and warranties of the NPI shall be true and correct as of the date hereof.

3.13 NPI will have delivered to Buyer, all of its corporate books and records for review by buyer and its counsel. If Buyer is not satisfied with its review, it may cancel this contract in its sole discretion.

3.14 NPI has no employee benefit plan in effect at this time, except as follows on Schedule 3.14.

3.15 No representation or warranty by NPI or the Sellers in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

3.16 Buyer has received a copy of Financial Statements as of May 15, 2008 (unaudited), which exclude the financials of CPIN07, Inc. the subsidiary since it has filed bankruptcy.

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3.17 The Buyer has not received any general  solicitation or general advertising regarding the shares of Seller's common stock.

3.18 NPI has conducted no business, only through its subsidiary CPIN07, Inc. which subsidiary has now declared Chapter 7 Bankruptcy, and has incurred no liabilities except as shown on the financial statements which shall be paid at closing by from the proceeds from the purchase of the common shares of the company by Buyer, or in the case of legal fees, partially paid ($25,000) at closing with balance paid in form acceptable to said attorney.

3.19 There have been no material changes, debts, or liabilities incurred by NPI since the date of financial statements dated May 15, 2008.

                                   ARTICLE IV

                        TERMINATION OF REPRESENTATION AND
               WARRANTIES AND CERTAIN AGREEMENTS; INDEMNIFICATION

4.1 The respective representations and warranties of the parties hereto shall survive this Agreement for one year and the continuing covenants shall survive hereafter, pursuant to their terms.

4.2 The right to indemnification or payment of Damages (as defined in section 4.4) or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be waived by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

4.3 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, or payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

4.4 Sellers shall indemnify and hold harmless NPI and the Buyer and its respective officers, directors and affiliates (the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

     (a) any representation or warranty made by Sellers or NPI in this agreement or any closing deliveries, that is, or was at the time made, false or inaccurate, or any breach of, or misrepresentation with respect to, any such representation or warranty; and

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     (b)  any breach by any of the Sellers or NPI of any covenant,  agreement or obligation of NPI or Sellers contained in this agreement.

     (c) any claims or litigation relating to NPI now pending or threatened or which may hereafter be brought against Buyer and/or NPI or Sellers based upon events occurring prior to the date hereof and not attributable to the acts of the Buyer.

     (d) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.


4.5 Sellers and NPI shall have no liability for indemnification with respect to any representation or warranty, unless, on or before the second anniversary of the date hereof, the Buyer notifies the Sellers of a claim specifying the basis thereof in reasonable detail to the extent then known by Buyer. A claim with respect to any covenant, agreement or obligation contained in this agreement, may be made at any time without any time limitation.

4.6 Promptly after receipt by an indemnified party of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to the indemnifying party of the commencement of such action, suit or proceeding. The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or proceeding the claim for which the indemnified party is entitled to indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.8 relating to Proceedings.

4.7 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 30 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); PROVIDED, HOWEVER, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate (at the sole cost and expense of the indemnifying party) with, and assist (at the sole cost and expense of the indemnifying party) the indemnifying party in the defense of, such third party claim or demand, and so long as the indemnifying party is diligently defending

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such third  party  claim in good  faith,  the  indemnified  party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to control the defense of such third party claim or demand, at the indemnified party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.

4.8 The term "Date of Notice of Claim" shall mean the date the Notice of Claim is effective pursuant to section 4.6 of this Agreement.

4.9 A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

4.10 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 9.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

                                   ARTICLE V

                              PROCEDURE FOR CLOSING

5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI, by Sellers' common stock certificates for the Purchase Shares being delivered by Sellers, duly executed, for 82,811,680 shares of common stock to escrow agent, and the newly issued certificate for 5,375,843 common shares (post reverse split) being delivered by NPI to escrow agent and the delivery of the Consideration for share purchase to Sellers and the company as previously set forth from the Buyer, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.

5.2 Escrow Agent is Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

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                                   ARTICLE VI

                           CONDITIONS PRECEDENT TO THE
                          CONSUMMATION OF THE PURCHASE

The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

6.1 Sellers and NPI shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

6.3 The representations and warranties made by Sellers and NPI in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

6.4 NPI shall have completed a one for 100 reverse split of the issued and outstanding common stock of NPI08, Inc. effective prior to closing.

6.5 NPI shall have retired all Class A Preferred stock to treasury and in cancellation thereof, shall issue as post reverse split shares of common stock to Karin Brough, in amount of 6,000 shares, and to Kingsley Capital, Inc. in the amount of 9,000 shares.

6.6 NPI shall have cancelled all of the outstanding Class A Preferred Stock and the outstanding stock options to Janice Jones and John J. Grace with their consent in writing. All other options shall remain standing according to the term thereof as modified by the reverse split.

6.7 NPI shall have settled the Cashless Exercise Warrants to Eversull Group and Steven Werkheiser by 10,000 issuance of post reverse split shares of NPI common shares to Werkheiser and 5,000 post reverse split shares of NPI common shares to Eversull Group.

6.8 Kingsley Capital, Inc., has filed a Chapter 11 Bankruptcy, and shall have obtained a Court Order allowing the sale of the NPI stock, pursuant to the terms hereof

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6.9  Purchaser  shall have  deposited  in escrow the  payment  for legal fees as specified in 9.9 hereof.

                                  ARTICLE VII

                           TERMINATION AND ABANDONMENT


7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing
Date:

     (a)  By mutual consent of parties;

     (b) By Sellers or Buyer, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

     (c) By Sellers or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

     (d) By Sellers or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

     (e) By the Sellers, if the Closing does not occur, through no failure to act by Sellers, on or before June 18, 2008, or if Buyer fails to deliver the consideration required herein.

7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.


                                  ARTICLE VIII

                         CONTINUING REPRESENTATIONS AND
                            WARRANTIES AND COVENANTS

8.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.

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8.2 There are no  representations  whatsoever  about any matter  relating to NPI
Sellers or any item contained in this Agreement, except as is contained in the express language of this Agreement.

8.3 Sellers and their agents and attorneys shall have no liability whatsoever for any matter, omission or representation not specifically disclosed herein, and Buyer, as a specific inducement to Sellers hereby releases Sellers and their agents and attorneys and covenant not to sue Sellers, their agents and attorneys under any circumstances for any matter not specifically and expressly represented within this document.


                                   ARTICLE IX

                                  MISCELLANEOUS

9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

9.4 This Agreement may not be amended except by written consent of both parties.

9.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Sellers and NPI:                 NPI08, Inc.
                                    6834 S. University Blvd.
                                    Suite 402
                                    Centennial, CO 80111  (303) 804-0100




To Buyer:                           Infinity Capital Group
                                    80 Broad Street, 5th Floor.
                                    New York, NY 10004

Copy to:                            Escrow Agent: Michael A. Littman
                                    7609 Ralston Road
                                    Arvada, CO 80002 (303) 422-8127


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Sellers. However, NPI or Buyer, may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

9.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.

9.8 In connection with this Agreement the parties have appointed the escrow agent, Michael A. Littman, which shall be authorized by this agreement to do the following:

     1) Accept the common stock certificates of NPI with duly signed and guaranteed signatures and for 82,811,680 (pre reverse split) common shares from Sellers and,

     2) Accept the common stock certificate of NPI for 5,375,843 (post reverse split) shares of common stock in Buyers name.

     3) Determine that all conditions precedent to the closing shall have been satisfied and completed.

     4) Upon receipt of confirmation of receipt of the purchase price by Sellers and NPI the certificates for the purchase shares may be released from the escrow in accordance with Buyer separate written instructions

     5) Transmit by Federal Express the stock certificates to buyer at: 80 Broad St., 5th Floor, New York, NY 10004.

     6) In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party 3 business days after default.

     7) Escrow Agent is specifically indemnified and held harmless hereby for its actions or inactions in following these instructions. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, the escrow agent is authorized to implead the consideration received into the District Court of Jefferson County, Colorado upon ten days written notice, and be relieved of any further escrow duties thereupon. Any and all costs of attorneys fees and legal actions of escrow agent for any dispute resolution or impleader action shall be paid in equal shares by the parties to this agreement.

9.9 As part of the purchase price and in addition to the consideration paid to Sellers, Michael A. Littman shall be paid by Purchaser for fees accrued and incurred by NPI08, Inc. as follows:

     a) Buyer shall pay $25,000 cash at closing in partial payment of NPI legal fees.

     b) Buyer shall issue to Michael A. Littman common shares of Infinity in the amount of $50,000 in satisfaction of the balance of accrued debt already owed by NPI08, Inc., consisting of 62,500 shares of Infinity Capital Group, Inc.

     IN WITNESS WHEREOF, the parties have executed this Agreement this 28th day of May, 2008.



     SELLERS:                                BUYER:

     NPI08, Inc.                             Infinity Capital Group, Inc.

     By: /s/Janice A. Jones                  By:/s/Gregory H. Laborde
     Name:Janice A. Jones                    Name: Gregory H. Laborde
     Title: President                        Title: President

     J View III LLC

     By:/s/Janice A. Jones
     Name: Janice A. Jones
     Title: Manager

     J View II Limited Partnership

     By:/s.Janice A. Jones
     Name: Janice A. Jones
     Title: Manager

     Kingsley Capital, Inc.

     By:/s/Janice A. Jones
     Name: Janice A. Jones
     Title: President


                                                  SCHEDULE 3.2

                                        WARRANTS AND OPTIONS OUTSTANDING



DATE     NAME OF HOLDER                     OPTIONS            NUMBER                   EXPIRATION    EXERCISE
                                             PERIOD          OF SHARES                      DATE        PRICE

8115/2006 David Loft                        3 Years          3,284,310                  8/15/2009       $0.10
12/1/2003 Quanstar                          5 Years            180,000                  12/1/2008       $0.50
3/1/2004  Quanstar                          5 Years            300,000                   3/1/2009       $0.50
4/15/2004 Quanstar                          5 Years            100,000                  4/15/2009       $0.50
8/3/2006  Michael Lee                       3 Years          1,000,000                   8/3/2009       $0.10
11/7/2006 Michael Lee                       3 Years            250,000                  11/7/2009       $0.10
11/5/2007 Daniel & Diane Colton             5 Years            325,000                  11/1/2012       $0.05
11/5/2007 Timothy Colton                    5 Years            325,000                  11/1/2012       $0.05
11/5/2007 Angus K Mui                       5 Years            650,000                  11/1/2012       $0.05
11/5/2007 Jeff Donnelly                     5 years            325,000                  11/1/2012       $0.05
11/5/2007 Gary Stiller & Denise S           5 Years            325,000                  11/1/2012       $0.05
11/5/2007 Thomas Michael                    5 Years            325,000                  11/1/2012       $0.05
11/5/2007 Scot E & Vicki L Lyall            5 Years            325,000                  11/112012       $0.05
11/5/2007 N G Hwai Aun Timothy              5 Years            325,000                  11/1/2012       $0.05
11/5/2007 Edward Connata                    5 Years            325,000                  11/1/2012       $0.05
7/10/2006 Baxter Capital                    3 Years            312,500                  7/10/2009       $0.10
2/21/2008 Janice A Jones                    5 Years          3,000,000 (being          10/31/2012       $0.005
                                                                        cancelled at
                                                                        closing)
2/21/2008 John J Grace                      5 Years          3,000,000 "               10/3112012       $0.005
2121/2008 Eversull Group                    5 Years            750,000 "               10/31/2012       $0.005
2/21/2008 Steven Werkheiser                 5 Years          1,500,000 "               10/31/2012       $0.005


Outstanding Warrants                                        16,926,810

                                    ADDENDUM

         The undersigned Parties hereby amend the Share Purchase Agreement dated May 28, 2008 to reflect as follows:

         Consideration for the 5,375,843 new shares to be issued shall be $78,000 paid in the form of:

         a) $3,000 paid into company;

         b) $25,000 paid for NPI legal fees; and

         c) $62,500 shares issued to settle $50,000 debt on NPI's books.

         The value of the consideration in the form of Infinity Capital Group, Inc. stock shall be amended from $25,000 to $32,000.

         Dated: May 29, 2008


     NPI08, Inc.                             Infinity Capital Group, Inc.

     By: /s/Janice A. Jones                  By:/s/Gregory H. Laborde
     Name:Janice A. Jones                    Name: Gregory H. Laborde
     Title: President                        Title: President

     Kingsley Capital, Inc.

     By:/s/Janice A. Jones
     Name: Janice A. Jones
     Title: President

     J View III LLC

     By:/s/Janice A. Jones
     Name: Janice A. Jones
     Title: Manager

     J View II Limited Partnership

     By:/s.Janice A. Jones
     Name: Janice A. Jones
     Title: Manager